EXHIBIT 10.78


THIS OPTION AND THE SHARES OF COMMON STOCK TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS TOGETHER WITH AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT, OR THE RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. THIS OPTION AND THE SHARES OF COMMON STOCK TO BE ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AS SET FORTH IN SECTIONS 7, 9 AND 10 OF THIS OPTION AND AS PROVIDED IN EXHIBIT A HERETO.
---------

                     NONSTATUTORY STOCK OPTION AGREEMENT

                     40,000 SHARES OF THE COMMON STOCK OF
                          TRIMBLE NAVIGATION LIMITED

     This certifies that CHARLES R. TRIMBLE (the "Holder") for value received,
                                                  ------
shall be entitled to purchase from TRIMBLE NAVIGATION LIMITED, a California corporation (the "Company"), having its principal executive offices located at
                  -------
645 North Mary Avenue, Sunnyvale, California, 94088, up to a maximum of 40,000 fully paid and nonassessable Shares of the Company's Common Stock for a price equal to $13.4375 per share (the "Exercise Price") at any time, or from time to
                                  --------------
time, on or before the Expiration Date (as defined in Section 1.6 below) but only to the extent that such Shares are then vested in accordance with Section
1.4 of this Nonstatutory Stock Option Agreement. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment as provided in Section 3.

     This Nonstatutory Stock Option Agreement (the "Option") is subject to the
                                                    ------
following terms and conditions:

     1.     EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENTS FOR SHARES

            1.1     General.  This Option shall become exercisable in
                    -------
accordance with Section 1.4 hereof, provided that the Holder complies with all of the terms of that certain Settlement Agreement, Mutual Release and Consulting Agreement previously entered into by the Company and Holder which was signed by Holder on May 22, 2000, a copy of which is attached hereto as Attachment A (the "Settlement Agreement"), for all or any part of the then
------------       --------------------
vested and exercisable Shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the Shares of Common Stock purchased under this Option shall be deemed to be issued to the Holder hereof as the record owner of such Shares as of the close of business on the date on which this Option shall have been duly surrendered, together with a completed and executed Exercise Notice in substantially the form attached hereto as Exhibit A, and delivered to the Company and full payment is made for
          ---------
such Shares in accordance with Section 1.4. A certificate for the Shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense within a reasonable time after the rights represented by this Option have been so exercised, and in any event, within fifteen (15) days of such exercise. In case of a purchase of less than all the shares which may be purchased under this Option, the Company shall cancel this Option and execute and deliver a new Option or Options of like tenor, for the balance of the remaining Shares purchasable under the Option surrendered, to the Holder within a reasonable time.

            1.2     Nature of the Option.  This Option is intended by the
                    --------------------
Company and the Holder to be a Nonstatutory Stock Option and does not qualify for any special tax benefits to the Holder. This Option is NOT an incentive stock option.

            1.3     Definitions.  As used herein, the following definitions
                    -----------
shall apply:

                (a) "Acquisition" of the Company means (i) the sale of all, or
                     -----------
substantially all, of the Company's assets or (ii) an acquisition of the Company by another entity by means of a merger or other transaction, the result of which the shareholders of the Company immediately prior to such transaction possess a minority of the voting power of the surviving entity immediately following such transaction.

                (b) "Applicable Laws" means the requirements relating to the
                     ---------------
administration of stock options under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that may apply to this Option.

                (c) "Board" means the board of directors of the Company or any
                     -----
committee of the Board, which has been designated by the Board to administer this Option.

                (d) "Code" means the Internal Revenue Code of 1986, as amended.
                     ----

                (e) "Common Stock" means the common stock of the Company.
                     ------------

                (f) "Employee" means any person, including officers and
                     --------
directors, employed by the Company or any parent or subsidiary of the Company.

                (g) "Fair Market Value" means, as of any date, the value of
                     -----------------

Common Stock determined, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

                (h) "Nonstatutory Stock Option" means an Option not intended to
                     -------------------------
qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                (i) "Share" means a share of the Company's Common Stock, as
                     -----
adjusted in accordance with the provisions of this Option.

            1.4     Exercise.
                    --------

                (a) Vesting.    The Shares subject to this Option shall vest
                    -------
and become exercisable by Holder according to the following schedule:

     1/24th of the Shares subject to this Option shall vest on November 15, 1999 and an additional 1/24th of the Shares subject to this Option shall vest cumulatively on the 15th of each full month thereafter such that such that 100% of the Shares subject to this Option shall be vested upon October 15, 2001, subject to Holder maintaining a continuous status as a consultant to the Company in accordance with the terms of the Settlement Agreement. All vesting of Shares hereunder shall cease immediately upon receipt by either party of written notice from the other party terminating the consulting relationship pursuant to appropriate provisions of the Settlement Agreement. Notwithstanding the foregoing, all Shares subject to this Option shall vest and become immediately exercisable upon an Acquisition of the Company.

                (b) Cash Purchase Exercise.  Subject to the other provisions of
                    ----------------------
this Option, this Option may be exercised by the Holder at any time, in whole or part, for any amount of Shares up to the number of then vested and exercisable Shares, as determined in accordance with paragraph (a) above, on or before the Expiration Date (as defined in Section 1.6) by the surrender to the Company at its principal executive offices (or at such other location as the Company may advise the Holder in writing) of this Option together with a properly endorsed Exercise Notice in substantially the form attached hereto as Exhibit A duly completed and signed by Holder and accompanied by payment in full, in lawful money of the United States, in cash or certified check made payable to the Company of the applicable aggregate Exercise Price for the number of Shares for which this Option is then being exercised by Holder.

                (c) Net Issue Exercise.  In lieu of exercising this Option in
                    ------------------
the manner provided in paragraph (b) above, the Holder may exercise this Option at any time, in whole or part, and elect to receive Shares equal to the value of this Option based upon the number of the then vested and exercisable Shares, as determined in accordance with paragraph (a) above, (or the portion thereof being cancelled) on or before the Expiration Date (as defined in Section 1.6) by the surrender to the Company at its principal executive offices (or at such other location as the Company may advise the Holder in writing) of this Option together with a properly endorsed Exercise Notice in substantially the form attached hereto as Exhibit A, duly completed and signed by Holder, in which event the Company shall issue to Holder a number of Shares of Common Stock computed using the following formula:

                                   X = Y * (A - B)
                                            A
                where  X = the number of Shares of Common Stock to be issued to the Holder.
                       Y = the number of vested and exercisable Shares of
                           Common Stock (or the portion thereof being canceled) issuable to Holder assuming the cash exercise of the Option by Holder.
                       A = the Fair Market Value of one share of Common Stock
                           at the date of such calculation.
                       B = the Exercise Price of one share of Common Stock.

            1.5     Legal Compliance.  No Shares shall be issued pursuant to
                    ----------------
the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the exercised Shares shall be considered transferred to the Holder on the date the Option is exercised with respect to such exercised Shares.

            1.6     Expiration.  This Option shall terminate upon the earliest
                    ----------
of (i) 5:00 p.m. Sunnyvale, California time, December 15, 2001; (ii) sixty (60) days following the termination of the Settlement Agreement as provided therein; or (iii) immediately prior to the effective date of an Acquisition of the Company, provided that the Company gives Holder written notice at least ten
(10) business days prior to the effective date of such Acquisition; (the earliest such event to occur shall be deemed to be the "Expiration Date").
Upon the Expiration Date, this Option shall automatically terminate without any further action required by the Company, at which time it shall become null and void and no longer have any effect.

     2.     SHARES TO BE FULLY PAID; RESERVATION OF SHARES.  The Company
            ----------------------------------------------
covenants and agrees that all Shares of Common Stock which may be issued upon the exercise of the rights represented by this Option will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants that, during the period within which the rights represented by this Option may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Option, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Option. The Company will take all such action as may be necessary to ensure that such Shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under federal or state securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Exercise Price (as set forth in Section 3 hereof) if the total number of Shares of Common Stock issuable after such action upon exercise of all outstanding Options, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's articles of incorporation.

     3.     ADJUSTMENT OF EXERCISE PRICE; NUMBER OF SHARES AND CERTAIN EVENTS.
            ------------------------------------------------------------------
     The Exercise Price and the number of shares purchasable upon the exercise of this Option shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Exercise Price, the Holder of this Option shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

            3.1     Subdivision or Combination of Stock.  In case the Company
                    -----------------------------------
shall at any time subsequent to the date of the issuance of this Option subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

            3.2     Dividends in Common Stock, Other Stock, Property,
                    ------------------------------------------------
Reclassification.  If at any time subsequent to the date of this Option, the
----------------
holders of the Company's then outstanding Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Option) become entitled to receive, without payment therefor, Common Stock or any shares of stock or other securities of the Company or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or securities of any other corporation or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement;
Then, and in each such case, the Holder hereof shall, upon the exercise of this Option, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in this Section 3.2) which such Holder would hold on the date of such exercise had Holder been the holder of record of such Common Stock as of the date on which holders of the Company's then outstanding Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

            3.3     Reorganization, Reclassification, Consolidation, Merger or
                    ----------------------------------------------------------
Sale.  In the event of any proposed (i) recapitalization, reclassification or
----
reorganization of the capital stock of the Company; (ii) consolidation or merger of the Company with or into another corporation or entity (other than a consolidation or merger in which the Company is the surviving entity); (iii) sale of all or substantially all of the assets of the Company; or (iv) voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will provide the Holder of this Option with written notice at least ten (10) business days prior to the effective date of the event specified in such notice.

            3.4     Certain Events.  If any change in the outstanding Common
                    --------------
Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Option in accordance with such provisions, then the Board shall make an adjustment in the number and class of shares available under the Option, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Option upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as Holder would have owned had the Option been exercised prior to the event and had Holder continued to hold such shares until after the event requiring adjustment.

            3.5     Other Notices of Change.  Within a reasonable time of any
                    -----------------------
adjustment in the number or class of Shares subject to this Option and of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail the calculation of such adjustment.
4. ISSUE TAXES. The issuance of certificates for shares of Common Stock upon the exercise of the Option shall be made without charge to the Holder of the Option for any issue tax (other than any applicable ad valorem, property or income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Option being exercised.

     5.     INCOME TAX CONSEQUENCES.  Holder understands that upon the exercise
            -----------------------
of this Nonstatutory Stock Option the Holder may incur ordinary federal income tax liability as Holder will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the exercised Shares on the date of such exercise less the aggregate Exercise Price of such Shares. The subsequent sale of the Shares may result in additional tax liability to Holder based upon any gain realized on the disposition of the Shares over their fair market value at the date of exercise which will be treated as long or short term capital gain for federal income tax purposes depending on how long such Shares have been held after exercise by Holder. The Holder shall be solely responsible for any such federal, state, or local income taxes incurred in connection with the issuance of this Option, its subsequent exercise and/or the sale of Shares and the Company shall not be required to pay or otherwise reimburse Holder for any such similar taxes.

     6.     CLOSING OF BOOKS.  The Company will at no time close its transfer
            ----------------
books against the exercise of the Option, or its other records with respect to any shares of Common Stock issued or issuable upon the exercise of this Option, in any manner which inappropriately interferes with the timely exercise of this Option.

     7.     NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY.  Nothing
            -----------------------------------------------------
contained in this Option shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Option or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Option shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     8.     NON-TRANSFERABILITY OF OPTION.  This Option has been granted to the
            -----------------------------
Holder personally by the Company in connection with entering into that certain Settlement Agreement and the Option may not be transferred in any manner, without its specific amendment to so provide, otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by the Holder. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Holder.

     9.     COMPANY'S RIGHT OF FIRST REFUSAL.  Holder acknowledges that any
            --------------------------------
Shares exercised pursuant to the terms of this Option, are restricted shares which are subject to the Company's right of first refusal to purchase such Shares if Holder proposes to sell a lot of shares of the Common Stock of the Company in an amount greater than 50,000 shares which are then held by Holder either directly or indirectly through any trust or partnership controlled by Holder in accordance with the terms and conditions as set forth in Section 4(c) of that certain Settlement Agreement.

     10.     REPRESENTATIONS AND COVENANTS OF THE HOLDER.
             -------------------------------------------

     This Option has been entered into by the Company in reliance upon the following representations and covenants of the Holder:

            10.1     Investment Purpose.  The Option and the Shares of Common
                     ------------------
Stock issuable upon exercise of the Option will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

            10.2     Private Issue.  The Holder understands (i) that neither
                     -------------
the Option nor the Shares of Common Stock issuable upon exercise of this Option is registered under the 1933 Act or qualified under applicable state securities laws on the grounds that the issuance contemplated by this Option will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on Holder's representations set forth in this section. In this regard, the Holder understands that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if the Holder's representations were predicated solely upon a present intention to hold these securities (i) for the minimum capital gains period specified under tax statutes, (ii) for a deferred sale, (iii) for or until an increase or decrease in the market price of the securities or (iv) for a period of one year or any other fixed period in the future.

            10.3     Disposition of Holder's Rights.  In no event will the
                     ------------------------------
Holder make a disposition of the Option or the Shares of Common Stock issuable upon exercise of the Option unless and until (i) the Holder has notified the Company of the proposed disposition, and (ii) if requested by the Company, Holder shall have furnished the Company with an opinion of counsel

(satisfactory to the Company and its counsel) to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act and any applicable state securities laws is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of the Option and Shares of Common Stock issuable upon its exercise shall terminate as to any particular share of Common Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Holder at its request by the staff of the Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Holder or holder of Shares of Common Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for such Shares of Common Stock not bearing any restrictive legend.

            10.4     Financial Risk.  The Holder has such knowledge and
                     --------------
experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment. The Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision with respect to its investment.

            10.5     Risk of No Registration.  The Holder understands that the
                     -----------------------
Option and the Common Stock issuable upon exercise of the Option must be held indefinitely unless subsequently registered under the 1933 Act, and such registration statement covering the securities under the 1933 Act is in effect when Holder desires to sell such securities, or unless an exemption from registration is otherwise available. Moreover, the Holder understands that the Company is under no obligation to register either the Option or the Shares of Common Stock issuable upon exercise of the Option. The Holder also understands that any sale of the Option or the Shares of Common Stock issuable upon exercise of the Option which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule. In addition, the Holder understands that the certificate(s) evidencing the Shares of Common Stock issuable upon exercise of the Option will be imprinted with a legend which prohibits the transfer of such Common Stock unless such shares are registered or such registration is not required in the opinion of counsel satisfactory to the Company, in substantially the form, as follows:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT UNLESS TRANSFERRED PURSUANT TO RULE 144 OF SUCH ACT OR

          UNLESS THE SALE IS OTHERWISE EXEMPT FROM
          REGISTRATION. THE COMPANY MAY REQUEST A WRITTEN OPINION OF COUNSEL (FROM COUNSEL ACCEPTABLE TO THE COMPANY) SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE, PLEDGE OR HYPOTHECATION, OR OTHER TRANSFER. THIS CERTIFICATE MUST BE SURRENDERED TO THE CORPORATION OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

            10.6     Accredited Investor.  Holder is an "accredited investor"
                     -------------------                 -------------------
within the meaning of Rule 501 of Regulation D under the 1933 Act, as presently in effect.

            10.7     Taxes.  The Holder understands that the issuance of the
                     -----
Option and Holder's subsequent exercise of such Option, if any, may result in certain tax consequences. The Holder shall rely solely on the determinations of its own tax advisors or its own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters.

            10.8     Standoff Agreement.  Holder agrees, in connection with any
                     ------------------
public offering by the Company of its equity securities, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Shares (other than those included in the registration, if any) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such underwriters; provided, that all the officers and directors of the Company who own stock of the Company also agree to such restrictions.

     11.     MODIFICATION AND WAIVER.  This Option and any provision hereof may
             -----------------------
be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12.     NOTICES.  Any notice, request or other document required or
             -------

permitted to be given or delivered to the Holder or to the Company shall be delivered or shall be sent by first-class certified or registered mail, postage prepaid, to such Holder at its address as shown on the books of the Company or to the Company at its principal executive offices at the address indicated therefor in the first paragraph of this Option or such other address as either may from time to time provide to the other in accordance with this Section. Holder represents that the address set forth below is Holder's true and correct principal address, and the Holder has no present intention of becoming a resident of any other state or jurisdiction.

     13.     DESCRIPTIVE HEADINGS.  The description headings of the several
             --------------------
sections and paragraphs of this Option are inserted for convenience only and do not constitute a part of this Option.

     14.     GOVERNING LAW.  This Option shall be construed and enforced in
             -------------
accordance with, and the rights of the parties shall be governed by, the laws of the state of California without regard to the conflict of laws provisions.

     15.     LOST OPTION.  Upon receipt of evidence reasonably satisfactory to
             -----------
the Company of the loss, theft, destruction, or mutilation of this Option and, in the case of any such loss, theft or destruction, upon receipt of an indemnity (with surety if reasonably required) reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Option, the Company, at its expense, will issue and deliver a new option, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Option.

     16.     FRACTIONAL SHARES.  No fractional shares shall be issued upon
             -----------------
exercise of this Option. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

                 [Remainder of Page Intentionally Left Blank]

     By Holder's signature and the signature of the Company's representative below, Holder and the Company agree that this Option is granted under and to be governed exclusively by the terms and conditions contained in this Nonstatutory Stock Option Agreement. Holder has reviewed this Option in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of this Option. The Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board with respect to any questions relating to this Option. The Holder further agrees to notify the Company upon any change in the residence address indicated below. Nothing in this Option shall constitute an express or implied promise of a continued consulting relationship by Holder with the Company and either party may terminate such relationship at any time, with or without cause in accordance with the provisions of the Settlement Agreement.

     IN WITNESS WHEREOF, the Company has caused this Nonstatutory Stock Option Agreement to be duly executed by its officers, thereunto duly authorized effective as of [May 29, 2000].

                                              TRIMBLE NAVIGATION LIMITED
                                              a California corporation

                                              By:
                                                  ---------------------------
                                              Print Name:
                                              Title:

ACKNOWLEDGED AND AGREED:

HOLDER:




---------------------------------------
Charles R. Trimble
Address:
        -------------------------------

                                    EXHIBIT A
                                 EXERCISE NOTICE
                       NONSTATUTORY STOCK OPTION AGREEMENT
                            TRIMBLE NAVIGATION LIMITED



                                                  Date:                 , 200
                                                        ------------ ---     --

Attention: Chief Financial Officer
Trimble Navigation Limited
Address:  645 N. Mary Avenue
          Sunnyvale, CA   94088

Ladies and Gentlemen:

     1. Exercise of Option.  Pursuant to the provisions set forth in that
        ------------------
certain attached Nonstatutory Stock Option Agreement dated [May 29, 2000] (the "Option") to purchase shares of Common Stock (the "Shares") as granted by Trimble Navigation Limited (the "Company") to the undersigned (the "Purchaser"), Purchaser has executed this Exercise Notice, and hereby irrevocably elects to:

          (a)     Purchase                  Shares pursuant to paragraph (b) of
                           ----------------
Section 1.4 of the Option and tenders herewith full payment of
$                , representing the full purchase price for such shares at the
 -----------------
price per share provided for in the Option;

            (leave blank if you choose the second alternative below)
OR
          (b)     Effect the net exercise provision of paragraph (c) of Section
1.4 of the Option with respect to                     Shares and receive that
                                  ------------------
number of Shares as determined pursuant to the Option, in lieu of exercising the Option for cash, check or consideration as provided in paragraph (b) of
Section 1.4 of the Option.

       (initial here if the undersigned elects this second alternative
           )
----------

     2. Acknowledgment of Option Agreement.  Purchaser acknowledges that
        ----------------------------------
Purchaser has received, read and understood the attached Nonstatutory Stock Option Agreement and agrees to abide by and be bound by its terms and conditions.

     3. Rights as Shareholder.  Until the issuance (as evidenced by the
        ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the exercised Shares, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as specifically provided in the Option agreement.

     4. Tax Consultation.  Purchaser understands that Purchaser may suffer
        ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the exercised Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     5. Representations and Warranties of Purchaser.  In connection with the
        -------------------------------------------
purchase of the Shares from the Company, Purchaser represents to the Company the following:

          (a)     Investment Intent.  The Purchaser is acquiring the Shares
                  -----------------
solely for the Purchaser's own account for investment purposes only and not with a view to, or for resale in connection with any "distribution" thereof as that term is used for purposes of the Securities Act of 1933, as amended (the "Securities Act").

          (b)     Information About the Company.  The Purchaser is aware of the
                  -----------------------------
Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.

          (c)     High Risk.  The Purchaser realizes that investment in the
                  ---------
Shares involves a high degree of risk. The Purchaser is able to bear the risk of the investment, to hold the Shares for an indefinite period of time and to suffer a complete loss of the investment.

          (d)     Shares Not Registered.  The Purchaser understands that the
                  ---------------------
Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representations were predicated solely upon a present intention to hold these Shares (i) for the minimum capital gains period specified under tax statutes, (ii) for a deferred sale,
(iii) for or until an increase or decrease in the market price of the Shares, or (iv) for a period of one year or any other fixed period in the future.

          (e)     Held Indefinitely.  The Purchaser further understands that
                  -----------------

the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that the Company is under no obligation to register the Shares. In addition, the Purchaser understands that the certificate(s) evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

          (f)     Rule 144.  Purchaser is familiar with the provisions of Rules
                  --------
144 promulgated under the Securities Act, which, in substance, permits the limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. In the event the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the securities may be resold by the Purchaser in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) The availability of certain public information about the Company; (2) the resale occurring not less than one year after the party has purchased, and made full payment for (within the meaning of Rule 144), the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, if applicable.


          (g)     No Public Market.  The Purchaser further understands that at
                  ----------------
the time the Purchaser wishes to sell the Shares, there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser would be precluded from selling the Shares under Rule 144 even if the one-year minimum holding period were satisfied.

          (h)     Substantial Burden of Proof.  The Purchaser further
                  ---------------------------
understands that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise that pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (i)     Investment Experience.  The Purchaser is experienced and
                  ---------------------
knowledgeable in the type of financial and business matters applicable to this investment and therefore the Purchaser is capable of evaluating the merits and risks of the investment in the Shares.

          (j)     Taxes.  The Purchaser understands that Purchaser's investment
                  -----
in the Company may result in personal tax consequences. The Purchaser shall rely solely on the determinations of his tax advisors or its own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters.

          (k)     Standoff Agreement.  Purchaser agrees, in connection with any
                  ------------------
public offering by the Company of its equity securities, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Shares (other than those included in the registration, if any) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such underwriters;

provided, that all the officers and directors of the Company who own stock of the Company also agree to such restrictions.

          (l)     Registered Owner; Address.  The address set forth below is
                  -------------------------
the Purchaser's true and correct principal address, and the Purchaser has no present intention of becoming a resident of any other state or jurisdiction. The Purchaser hereby instructs the Company to issue the certificate(s) representing the Shares in the name of the Purchaser as set forth below, and confirms to the Company that Purchaser will be the beneficial owner of such shares.


Submitted By:                             PURCHASER:


----------------                          -----------------------------------
     Dated                                Charles R. Trimble
                                          Address:
                                                  -----------------------------

                                                  -----------------------------

                                                  -----------------------------



Accepted By:                              THE COMPANY:

                                          TRIMBLE NAVIGATION LIMITED

                                          By:
------------------                            ---------------------------------
     Dated                                Print Name:
                                                      -------------------------
                                          Title:
                                                -------------------------------